Supplement dated March 27, 2026
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia ETF Trust I
Columbia U.S. Equity Income ETF	3/1/2026
On March 19, 2026, the Fund's Board of Trustees approved the Russell 1000® Value Index as an additional performance benchmark for the Fund to provide an additional performance comparison. As a result, effective immediately, the last sentence in the first paragraph and the Average Annual Total Returns table under the heading "Performance Information" in the Summary of Columbia U.S. Equity Income ETF section in the prospectus and in the Summary Prospectus are hereby superseded and replaced with the following:
The table below the bar chart compares the Fund’s returns for the periods shown with a broad measure of market performance, as well as two additional measures of performance for markets in which the Fund may invest and a prior benchmark for a one-year transition period.
 Average Annual Total Returns (for periods ended December 31, 2025)

	Inception Date	1 Year	5 Years	Life of Fund
At NAV	06/13/2016
returns before taxes		9.22%	12.87%	11.82%
returns after taxes on distributions		8.68%	11.99%	10.39%
returns after taxes on distributions and sale of Fund shares		5.82%	10.07%	9.12%
Solactive GFS United States Large & Mid Cap Value Style USD Index (TR) (reflects no deductions for fees, expenses or taxes)		17.55%	12.87%	11.19%
Russell 1000® Value Index (reflects no deductions for fees, expenses or taxes)		15.91%	11.33%	10.42%
Russell 3000® Index (reflects no deductions for fees, expenses or taxes)		17.15%	13.15%	14.58%
MSCI USA Value Index (reflects no deductions for fees, expenses or taxes)		13.71%	11.11%	10.30%

Shareholders should retain this Supplement for future reference.
SUP272_10_007_(03/26)